Inventories, Net	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
INVENTORIES, NET

NOTE 4 – INVENTORIES, NET

Other than cash purchase, a portion of the Company’s inventories are obtained through fee exchange arrangements with its customers, which are entered into at the Company’s discretion to receive inventory in exchange for collection of accounts receivable due from the customers. These inventories are all commodities available for sale.

Inventories as of December 31, 2020 and 2019 consist of the following:

	As of December 31,
	2020	2019

Healthcare service gift cards	$1,094,101	$1,146,756
Chinese tea	702,051	798,069
Learning course gift cards	444,451	716,723
Latex pillows	137,119	380,561
Healthcare products	216,733	220,819
Others	112,441	24,344
Total	$2,706,896	$3,287,272

No inventory valuation allowance was recorded for the fiscal years ended December 31, 2020, 2019 and 2018.